CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Variable Trust and to the use of our report dated February 17, 2010 on the financial statements and financial highlights of Adaptive Allocation Portfolio, a series of shares of beneficial interest of Northern Lights Variable Trust.  Such financial statements and financial highlights appear in the 2009 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

April 29, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Variable Trust and to the use of our report dated February 22, 2010 on the financial statements and financial highlights of Changing Parameters Portfolio, a series of shares of beneficial interest of Northern Lights Variable Trust.  Such financial statements and financial highlights appear in the 2009 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

April 29, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As independent registered public accountants, we hereby consent to the use of our report incorporated by reference herein dated February 12, 2010, on the financial statements of Chariot Absolute Return All Opportunities Portfolio (formerly known as Chariot Absolute Return Currency Portfolio), a series of the Northern Lights Variable Trust, as of December 31, 2009, and for the periods indicated therein and to the references to our firm in the Prospectus and the Statement of Additional Information in this Post-Effective Amendment to the Northern Lights Variable Trust Registration Statement on Form N-1A.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

April 30, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Variable Trust and to the use of our report dated February 16, 2010 on the financial statements and financial highlights of Dent Strategic Portfolio, a series of shares of beneficial interest of Northern Lights Variable Trust.  Such financial statements and financial highlights appear in the 2009 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

April 29, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As independent registered public accountants, we hereby consent to the use of our report incorporated by reference herein dated February 17, 2010 on the financial statements of the JNF Equity Portfolio, the JNF Balanced Portfolio, and the JNF Money Market Portfolio, each a series of the Northern Lights Variable Trust as of December 31, 2009 and for the periods indicated therein and to the references to our firm in the Prospectus and the Statement of Additional Information in this Post-Effective Amendment to the Northern Lights Variable Trust Registration Statement on Form N-1A.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

April 30, 2010